 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 4, 2019

DOMO, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38553	27-3687433
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)
772 East Utah Valley Drive
American Fork, UT 84003
(Address of principal executive offices)
Registrant’s telephone number, including area code: (801) 899-1000
Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class B Common Stock, par value $0.001 per share	DOMO	The Nasdaq Global Market

Item 5.07.    Submission of Matters to a Vote of Security Holders.
On Tuesday, June 4, 2019, Domo, Inc. (the “Company”) held its 2019 Annual Meeting of Stockholders (the “2019 Annual Meeting”) at 9:00 a.m., Mountain Time. Holders of the Company’s Class A common stock were entitled to forty votes for each share held as of the close of business on April 8, 2019 (the “Record Date”), and holders of the Company’s Class B common stock were entitled to one vote for each share held as of the Record Date. The Class A common stock and Class B common stock outstanding as of the Record Date, voted as a single class on all matters.
Present at the Annual Meeting in person or by proxy were holders of shares of Class A common stock and Class B common stock representing an aggregate of 140,059,664 votes, or approximately 90.6% of the voting power of all issued and outstanding shares as of the Record Date, entitled to vote at the Annual Meeting, constituting a quorum.
The following is a brief description of each matter voted upon at the 2019 Annual Meeting and the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes, as to each such matter. The matters voted upon were as follows:
Proposal 1. Election of Directors
The stockholders voted on a proposal to elect seven directors to the Board, each to serve one-year terms. The results of the voting were as follows:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Joshua G. James	137,725,280	2,334,384	0
Fraser Bullock	139,127,285	932,379	0
Carine S. Clark	140,031,741	27,923	0
Daniel Daniel	140,031,650	28,014	0
Dana Evan	137,903,914	2,155,750	0
Mark Gorenberg	138,114,279	1,945,385	0
Nehal Raj	139,127,484	932,180	0
Pursuant to the foregoing votes, each of the director nominees was elected to serve on the Board. There were no additional director nominations brought to the 2019 Annual Meeting.
Proposal 2. Ratification of Selection of Independent Registered Public Accounting Firm
The stockholders voted on a proposal to ratify the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending January 31, 2020. The results of the voting included 140,042,453 votes for, 8,660 votes against, 8,551 votes abstained and no broker non-votes. The appointment of Ernst & Young LLP to serve as the Company’s independent registered public accounting firm for the year ending January 31, 2020 was ratified.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOMO, INC.
Date: June 10, 2019	By:	/s/ Bruce Felt
Bruce Felt
Chief Financial Officer